UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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VIRCO MFG. CORPORATION
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Virco Mfg. Corporation
2027 Harpers Way
Torrance, California 90501
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 16, 2020

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Virco Mfg. Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, June 16, 2020, at 10:00 a.m. Pacific Time for the following purposes:

1.	Elect the nominees for directors named in the attached Proxy Statement.

2.	Conduct an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the attached proxy statement pursuant to the SEC’s compensation disclosure rules.

3.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

4.	Transact such other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR each of proposals 1, 2, and 3. These items are more fully described in the attached Proxy Statement, which is made part of this notice.

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, shareholders and our community, please note that the location of the 2020 Annual Meeting of Shareholders has been changed and will be held over the Internet in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.
The Board of Directors has fixed the close of business on May 1, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting over the Internet. Most stockholders have three options for submitting their vote: (1) via the Internet, (2) by phone or (3) by mail, using the enclosed proxy card. For further details, see your proxy card. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it also saves the Company significant postage and processing costs.
Based on New York Stock Exchange rules, without instructions from the beneficial owner, brokers are only permitted to vote on proposal 3, as discussed in more detail in the Proxy Statement. Therefore, if your shares are held through a brokerage firm, bank or other nominee, they will not be voted on the election of directors or the advisory vote to approve executive compensation, unless you provide voting instructions to your brokerage firm, bank or other nominee.

By Order of the Board of Directors

/s/ Robert E. Dose
Robert E. Dose
Secretary
Torrance, California
May 18, 2020

Virco Mfg. Corporation
2027 Harpers Way
Torrance, California 90501

PROXY STATEMENT
FOR 2020 ANNUAL MEETING OF STOCKHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on June 16, 2020

This Proxy Statement and accompanying Annual Report to Stockholders are available online at:
http://virco.com/financials-2019-2020

GENERAL INFORMATION
This Proxy Statement is being delivered to stockholders of Virco Mfg. Corporation, a Delaware corporation (the “Company,” “we,” “our” or “us”), on or about May 18, 2020, in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be used at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Tuesday, June 16, 2020, at 10:00 a.m. Pacific Time, and at any and all adjournments and postponements thereof.

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, shareholders and our community, please note that the location of the 2020 Annual Meeting of Shareholders has been changed and will be held over the Internet in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

To access the virtual meeting please go to the following Internet website: www.meetingcenter.io/287080364

To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder”. If you join as a “Shareholder” you will be required to have a control number and password. The password for the meeting is VIRC2020.

If you were a shareholder as of the close of business on May 1, 2020 and have your control number, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. For registered shareholders, the control number can be found on your proxy card or notice, or email you previously received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend and participate in the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your share holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 12, 2020. You will receive a confirmation email from Computershare of your registration.

Written requests for registration may be directed to Computershare at the following mailing address: Computershare, VIRCO Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. Written requests for registration may also be directed to Computershare by email at: legalproxy@computershare.com. Please forward the email or other correspondence from your broker, or attach an image of your legal proxy.

If you do not have your control number, you may attend as a guest (non-shareholder) but will not have the option to vote your shares or ask questions at the virtual meeting.

The cost of preparing, assembling and mailing the Notice of the Annual Meeting, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. Proxies may be solicited by mail, telephone, e-mail or other electronic means by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

Instruction/Q&A

Q:	How can I attend the Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast over the Internet. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on May 1, 2020 (the “Record Date”), or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting the following Internet website: www.meetingcenter.io/287080364. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. The password for the meeting is VIRC2020.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q:	How do I register to attend the Annual Meeting virtually on the Internet?

A:
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Virco holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 12, 2020. You will receive a confirmation of your registration by email after we receive your registration materials.
Written requests for registration may be directed to Computershare at the following mailing address: Computershare, VIRCO Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. Written requests for registration may also be directed to Computershare by email at: legalproxy@computershare.com. Please forward the email or other correspondence from your broker, or attach an image of your legal proxy.

Q:	Why are you holding a virtual meeting instead of a physical meeting?

A:
Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, shareholders and our community, the Annual Meeting will be held over the Internet in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. Stockholders can participate from any location around the world with Internet access.

RECORD DATE AND VOTING
The close of business on May 1, 2020, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On that date there were 15,713,549 shares of the Company’s common stock, par value $.01 per share (“common stock”), outstanding. All voting rights are vested exclusively in the holders of the Company’s common stock. Each share of common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders, except that as to the election of directors, stockholders may cumulate their votes. Because two directors are to be elected, cumulative voting means that each stockholder may cast a number of votes equal to two times the number of shares actually owned. That number of votes may be cast for one nominee, divided equally among each of the nominees or divided among the nominees in any other manner. Stockholders wishing to cumulate their votes should make an explicit statement of their intent by so indicating in writing on the proxy card.
Below is a summary of the vote required for adoption of each proposal and the respective effect of abstentions and broker non-votes. For more detailed information see the discussion of the respective proposal below.

Proposal	Vote Required for Approval of Proposal	Effect of Abstentions	Effect of Broker Non-Votes

Election of directors	Plurality of shares voted	No effect	No effect

Advisory resolution on executive compensation	Majority of shares voted	Vote “Against”	No effect

Ratification of Deloitte & Touche LLP	Majority of shares voted	Vote “Against”	Brokers have discretion to vote

A broker non-vote occurs when a bank, broker or other nominee does not have authority to vote on a particular item without instructions from the beneficial owner and has not received instructions. Brokers only have discretion to vote on “routine” matters, such as the ratification of the selection of the independent registered public accounting firm. Your broker will not have the discretion to vote your shares with respect to the election of directors or the advisory vote to approve executive compensation at the 2020 Annual Meeting unless you provide applicable instructions to do so, since these are not considered “routine” matters. Therefore, we strongly encourage you to follow the voting instructions on the materials you receive.
If no direction is made on your proxy and it is otherwise properly executed, your proxy will be voted FOR the election of the director nominees, FOR advisory resolution on executive compensation, and FOR ratification of Deloitte & Touche LLP. Where a stockholder has appropriately directed how the proxy is to be voted, it will be voted according to the stockholder’s direction. Stockholders wishing to cumulate their votes with respect to the election of directors should make an explicit statement of the intent to cumulate votes by so indicating in writing on the proxy card or when voting by telephone or internet. Stockholders holding shares beneficially in street name who wish to cumulate votes should contact their broker, trustee or nominee.
Any stockholder has the power to revoke its proxy at any time before it is voted at the 2020 Annual Meeting by submitting written notice of revocation to the Secretary of the Company at the Company’s principal executive offices located at 2027 Harpers Way, Torrance, California 90501, by participating and voting remotely at the 2020 Annual Meeting or by filing a duly executed proxy bearing a later date via the Internet, by telephone, or by mail.  Please consult the instructions included with your proxy card for how to vote your shares.

CORPORATE GOVERNANCE
Meetings and Independence
Each incumbent director of the Company serving during our latest fiscal year ended January 31, 2020 (referred to as “fiscal 2020”) attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served. The Board of Directors held six meetings in fiscal 2020. In addition, the independent directors held two regularly scheduled executive session meetings each fiscal year outside of the presence of management, as well as additional meetings as are necessary. Directors are expected to attend our annual meetings of stockholders when practical to do so, although we have no formal policy with respect to such attendance. All of the directors then in office attended our 2019 Annual Meeting of Stockholders.
The Board of Directors has determined that the following directors, who, as of the Annual Meeting, will constitute a majority of the Board of Directors, are “independent directors” as defined by the NASDAQ Stock Market listing standards: Alexander Cappello, Robert R. Lind, Craig L. Levra, Agnieszka Winkler and Donald Rudkin.
Leadership Structure

Currently, Mr. Robert Virtue serves as Chairman and Chief Executive Officer (“CEO”) of the Company. Because the Board also believes that strong, independent Board leadership is a critical component of effective corporate governance, the Board has established the position of lead independent director. The lead independent director position rotates among the independent directors periodically as determined by the independent directors. Currently, Alexander Cappello serves as the lead independent director of the Board. The lead independent director’s responsibilities and authority include providing input to the Chairman and CEO on preparation of agendas for Board and committee meetings and communicating to the Chairman and CEO the substance of the discussions and consensus reached at the meetings of independent directors. The lead independent director also serves as chair of the Corporate Governance and Nominating Committee. In addition, the Company has strong governance structures and processes in place to review and confirm the independence of the Board, eliminate conflicts of interest, and prevent dominance of the Board by management. For example, all directors, with the exception of Robert Virtue, Douglas Virtue and Kathy Virtue Young, are independent as defined by the listing standards of the NASDAQ Stock Market, and all committees are made up entirely of independent directors.
Audit Committee

The Board of Directors has a standing Audit Committee which is composed of Messrs. Rudkin (Chair), Cappello, Levra, Lind and Ms. Winkler. The Audit Committee held four meetings during fiscal 2020. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. Among other things, the Audit Committee is directly responsible for: the appointment, compensation, retention and oversight of the independent registered public accounting firm; reviewing the independent registered public accounting firm’s qualifications and independence; reviewing the plans and results of the audit engagement with the independent registered public accounting firm; reviewing the financial statements of the Company; reviewing the scope of the annual audit by the Company’s independent registered public accounting firm; reviewing the audit reports rendered by such independent registered public accounting firm; approving professional services provided by the independent registered public accounting firm and approving financial reporting principles and policies; considering the range of audit and non-audit fees; reviewing the adequacy of the Company’s internal accounting controls; and working to ensure the integrity of financial information supplied to stockholders. The Audit Committee also has the other responsibilities enumerated in its charter. The Audit Committee’s charter is available on the Company’s website at www.virco.com in the Investor Relations section of the “Discover Virco” webpage. Each of the Audit Committee members is an “independent director” as that term is defined for audit committee members by the listing standards of the NASDAQ Stock Market. The Board of Directors has determined that each of Messrs. Rudkin, Cappello and Lind qualify as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board reevaluates the composition of the Audit Committee on at least an annual basis to ensure that its composition remains in the best interests of the Company and its stockholders.
Compensation Committee
The Board of Directors has a standing Compensation Committee which is composed of Messrs. Lind (Chair), Cappello, Levra, Rudkin, and Ms. Winkler. The Compensation Committee held five on-site meetings in fiscal 2020. The function of the Compensation Committee is, among other things, to: set the Company’s compensation policy and administer the Company’s compensation plans; make decisions on the compensation of key Company executives (including the review and approval of merit/other compensation budgets and payouts under the Company’s incentive plans); review and approve compensation and employment agreements of the Company’s executive officers; and recommend pay levels for members of the Board of Directors for consideration and approval by the full Board of Directors. The Compensation Committee oversees the design and implementation of the incentives and risks associated with the Company’s compensation policies and practices. The Compensation Committee may consult with the Chief Executive Officer and other members of senior management as it deems necessary and engage the assistance of outside consultants to assist in determining and establishing the Company’s compensation policies. The Compensation Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.virco.com in the Corporate Governance section of the “Discover Virco” webpage.
Corporate Governance and Nominating Committee
The Board of Directors has a standing Corporate Governance and Nominating Committee which is composed of Messrs. Cappello, (Chair), Lind, Levra, Rudkin, and Ms. Winkler. All members of the Corporate Governance and Nominating Committee are “independent directors” as defined in the listing standards of the NASDAQ Stock Market. During fiscal 2020, the Corporate Governance and Nominating Committee held one on-site meeting. Each of these meetings was held outside the presence of management. The Corporate Governance and Nominating Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.virco.com in the Corporate Governance section of the “Discover Virco” webpage. The Corporate Governance and Nominating Committee recommended to the Board of Directors each nominee the Board selected.

The Corporate Governance and Nominating Committee’s functions are to identify and recommend to the Board of Directors from time to time candidates for nomination for election as directors of the Company at the Annual Meeting, recommend the composition of the Board of Directors and its committees, monitor a process to assess Board effectiveness and develop and implement Company corporate governance guidelines. Candidates may come to the attention of the Corporate Governance and Nominating Committee through members of the Board of Directors, stockholders or other persons. Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. Candidates may be evaluated at regular or special meetings and may be considered at any point during the year, depending on the Company’s needs. In evaluating nominations, the Corporate Governance and Nominating Committee considers a variety of criteria, including business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board of Directors activities and the absence of potential conflicts with the Company’s interests. The Corporate Governance and Nominating Committee does not establish any specific minimum qualification standards for nominees to the Board of Directors, although from time to time the Corporate Governance and Nominating Committee may identify certain skills or attributes (e.g., financial experience, business experience) as being particularly desirable to meet specific Board of Director needs that may arise. To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, stockholders should submit a candidate’s name and qualifications to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary.
Communications with the Board of Directors
Any stockholder interested in communicating with individual members of the Board of Directors, the Board of Directors as a whole, any of the committees of the Board or the independent directors as a group may send written communications to the Board of Directors, any committee of the Board of Directors or any director or directors of the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary. Communications received in writing are forwarded to the Board of Directors, or the committee or individual director or directors to whom the communication is directed, unless, at his discretion, the Secretary determines that the communication is of a commercial or frivolous nature, is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is otherwise inappropriate for the Board of Directors’ consideration. In such cases, such correspondence may be forwarded elsewhere in the Company for review and possible response. The Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
Code of Ethics
The Company has adopted a Code of Conduct and Ethics for Directors, Officers and Employees (the “Code”). The Code applies to all Company directors, employees and officers, including the Company’s Chief Executive Officer and senior financial officers, including the principal financial and accounting officers. The Code is available on the Company’s website at www.virco.com in the Investor Relations section of the “Discover Virco” webpage. The Company intends to post any amendments to or waivers under the Code that apply to its Chief Executive Officer, principal financial officer and principal accounting officer on its website. Upon written request, the Company will provide a copy of the Code free of charge. Requests should be directed to Virco Mfg. Corporation, 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary.

PROPOSAL 1
ELECTION OF DIRECTORS
The Certificate of Incorporation of the Company provides for the division of the Board of Directors into three classes as nearly equal in number as possible, with the term of one class expiring each year. The Company currently has eight members on its Board of Directors, with two members in Class I, and three members in each of Class II and Class III.
The two nominees at the Annual Meeting for election to the Board as Class I directors, with terms expiring at the 2023 Annual Meeting of Stockholders, are Robert R. Lind and Craig L. Levra.
It is intended that the proxies solicited by this Proxy Statement will be voted in favor of the election of all nominees to the Board of Directors, unless authority to do so is withheld. Should any of such nominees be unable to serve as a director or should any additional vacancy occur before the election (which events are not anticipated), proxies may be voted for a substitute nominee selected by the Board of Directors. In the event that any person other than the nominees named below should be nominated for election as a director and cumulative voting rights are in effect, the proxies may be voted cumulatively for less than all of the nominees.
The following table sets forth certain information with respect to each of the nominees and our continuing directors. The Board of Directors recommends that you vote “FOR” the election of each of the nominees.

Name	Age	Biographical Information, Skills and Qualifications	Director Since	Class of Director (term expires)

Nominees for Class I Directors Whose New Terms Expire in 2023:

Robert R. Lind	72
Managing Partner of Berkshire Bridge Capital, LLC, a consulting firm and formerly an investment banking firm, since October 2005. Mr. Lind also served as Managing Partner of Berkshire Bridge Partners, LLC, a licensed investment advisor, and Nevada Growth Capital Fund from October 2012 to March 2014 and as a Director of Nevada Capital Investment Corporation, a statutory public benefit corporation formed by the State of Nevada to provide venture funding for Nevada businesses, from July 2011 to April 2012. Since 2016 Mr. Lind has been a member of the Advisory Board of Longenecker & Associates which provides highly specialized, fast-response technical and management support to the nuclear and environmental industries. Mr. Lind previously was a Managing Director and a board member of SAIC’s Venture Capital Corporation, served as Head of Corporate Development at Rockwell International, was a Managing Director at Lehman Brothers Holdings, Inc. and served as a board member on the Yosemite Conservancy Board of Trustees until December 31, 2014. Currently he is a Council Member on the Strategic Projects Committee for the Yosemite Conservancy. Mr. Lind brings over 35 years of investment banking, venture capital investing, corporate management and commercial banking experience and qualifies as an “audit committee financial expert.”
			2014	I (2023)

Craig L. Levra	61
Mr. Levra is a seasoned executive with deep expertise in operations, technology, and retail. He currently serves as Chief Operating Officer for Goodwill Southern California, the nation’s largest Goodwill entity operating 124 stores and donation centers, two distribution centers and multiple E-commerce sites generating significant operating earnings to support Goodwill’s mission of transforming lives through the power of work. In 2018, Mr. Levra served as President of Gear Coop, Inc, an outdoor specialty online retailer and a leading supplier of over one hundred fifty technical brands providing comprehensive brand management, registry, marketing, and price reporting functions for these manufacturers on Amazon.com. He also serves as a Principal of SafeRock, Inc., a privately-held global analytics and strategy firm. Mr. Levra led Sport Chalet, Inc., formerly a publicly traded specialty sports retailer, from 1997 until May 2015, and served as Chairman and CEO from 2001 until the sale to a private equity firm in 2014. He serves on the Board and as a strategic advisor of several privately-held retail and sports companies, including Lola Getts and KitOrder. Mr. Levra has also served on the Boards of Directors of the National Retail Federation, Junior Achievement of Southern California, the Southern California Committee for the Olympic Games and the Los Angeles Sports and Entertainment Commission. Early in his career, he was a client of the Company when he headed furniture merchandising for office specialty retailer HQ Office Supplies Warehouse. Mr. Levra received a bachelor’s and MBA degree from the University of Kansas, and a Certificate in Public Company Governance from the University of California, Irvine.
			2016	I (2023)

Class II Directors Whose Terms Expire in 2021:

Robert A. Virtue	87	Chairman of the Board and Chief Executive Officer of the Company since 1990; President of the Company from August 1982 to November 2014. Mr. Virtue brings to the Board over 60 years of experience and knowledge of the Company’s business, operations, and culture. Mr. Robert A. Virtue is Mr. Douglas A. Virtue’s father. Mr. Robert A. Virtue is Ms. Kathy Virtue Young's father.	1956	II (2021)

Kathy Virtue Young	56	Has been employed by the Company in various sales positions since 1986, most recently as a Director of Sales. She brings to the Board over 30 years of experience and knowledge of the Company’s business, operations, and culture. Mr. Robert A. Virtue is Ms. Kathy Virtue Young's father. Mr. Douglas Virtue is Ms. Kathy Virtue Young’s brother.	2018	II (2021)

Agnieszka Winkler	74
Founder and Chairperson of The Winkler Group, a San Francisco-based management consultancy specializing in branding and marketing efficiency and effectiveness. She is also the founder and former Chairperson and Chief Executive Officer of Winkler Advertising, founded in 1984, and Team Toolz Inc., founded in 1999. Ms. Winkler has also served on the Boards of Directors of the following public and private companies: The Cheesecake Factory Inc., Inter-Tel Inc., Reno Air, Inc., SuperCuts, Inc., Ascension Health Care Network and Iplocks. Ms. Winkler currently serves on the Board of Trustees of Santa Clara University, Holy Names University and Catholic Charities of Santa Clara County. Ms. Winkler is the author of the book, “Warp Speed Branding” published by Wiley in the United States, China, and Turkey, and is a frequent speaker on the subject of technological innovation, corporate governance issues and spirituality in business. Ms. Winkler brings extensive experience in management, operations and marketing to our board.
			2018	II (2021)

Class III Directors Whose Terms Expire in 2022:

Douglas A. Virtue	61	President of the Company since November 2014. Executive Vice President of the Company from December 1997 to November 2014; previously General Manager of the Torrance Division of the Company. Mr. Virtue brings to the Board almost 30 years of experience and knowledge of the Company’s business, operations and culture. Mr. Douglas A. Virtue is Mr. Robert A. Virtue’s son. Mr. Douglas A.Virtue is Ms. Kathy Virtue Young's brother.	1992	III (2022)

Alexander L. Cappello	64
Mr. Cappello has led several public and private companies, including Cappello Group, Inc., a global merchant bank affiliated with Cappello Global, LLC an investment bank. He is also a director of The Cheesecake Factory Incorporated (NASDAQ), The Agnew Company, Gusmer Enterprises and Caldera Medical Corp. Mr. Cappello is a director of RAND Corporation’s Center for Middle East Public Policy, the Center for Global Risk and Security, and the RAND-Russia Forum. Mr. Cappello is a former Chairman of Intelligent Energy, PLC (London), Inter-Tel (NASDAQ), Geothermal Resources Intl. (AMEX), California Republic Bank (OTC), Cytrx (NASDAQ), Genius Products Inc. (NASDAQ), Koo Koo Roo, Inc. (NASDAQ) and Patriot Defense Group. Mr. Cappello brings significant financial, board experience and qualifies as an “audit committee financial expert.”
			2016	III (2022)

Donald R. Rudkin	77	From 2005 to 2017, Mr. Rudkin was a full-time faculty member in the Masters of Business Administration and Masters in Applied Finance programs at Pepperdine University and a quality control consultant to Meloni Hribal Tratner LLP, an accounting and financial services firm. Prior to that he was with Deloitte & Touche LLP for 36 years, including serving as an audit partner, and the Regional Compliance Officer for the west region. Mr. Rudkin brings extensive financial experience to the Board and qualifies as an “audit committee financial expert.”	2014	III (2022)

PROPOSAL 2
ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers. Since 2011, the Company has sought your advisory approval of compensation every three years, and the next such advisory vote on executive compensation will occur at our 2023 Annual Meeting, subject to ongoing review of the frequency of such votes by our Board of Directors.
The Compensation Committee has structured our executive compensation program to achieve the following key objectives: 1) attract, motivate and retain highly qualified executives; 2) link total compensation to stockholder returns; 3) reflect individual contributions to the performance of the Company; 4) achieve appropriate balance between long-term value creation and short-term performance by including equity as part of total compensation; and 5) maintain internal fairness and morale.
Stockholders are urged to read the Summary Compensation Table and other related compensation tables and narrative under “Executive Compensation”, which provide specific information on the compensation of the Named Executive Officers. The Compensation Committee and Board of Directors believe that the Company’s policies and procedures are effective in achieving our goals and that the compensation of the Named Executive Officers reported in this Proxy Statement reflects and supports these compensation policies and procedures.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
Based on the above, the Company is asking stockholders to approve the following advisory resolution at the 2020 Annual Meeting:
RESOLVED, that the stockholders of Virco Mfg. Corporation approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2020 Annual Meeting.
The Board of Directors recommends a vote “FOR” the approval of the advisory resolution regarding the compensation of the Company’s Named Executive Officers.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board selected Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021, and recommends that the stockholders vote for ratification of that appointment. Notwithstanding this selection or the ratification vote, the Audit Committee, at its discretion, may direct the appointment of new auditors at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of a majority of the votes cast is required to ratify the Audit Committee’s selection. The Company is not required to submit the selection of the independent registered public accounting firm to the stockholders for approval, but is doing so as a matter of good corporate governance. If the stockholders reject the selection, the Board of Directors will reconsider its selection.
Representatives of Deloitte & Touche LLP will attend the 2020 Annual Meeting through the online meeting format, and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.
The Board of Directors recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Shares Owned by Directors, Management and Principal Stockholders
The following table sets forth information as of May 1, 2020 (unless otherwise indicated), relating to the beneficial ownership of the Company’s common stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company, (ii) each director and director-nominee of the Company, (iii) each executive officer of the Company for whom compensation is disclosed in the tables below (“Named Executive Officers”) and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the mailing address of each of the persons named is c/o Virco Mfg. Corporation, 2027 Harpers Way, Torrance, California 90501.

Name of Beneficial Owner *	Amount and Nature of Beneficial Ownership (*)	Percent of Class (%)
Jean L. Wedbush (1)	1,521,412	9.68

Minerva Advisors (2)	954,236	6.7

Robert A. Virtue (3) (4)	428,621	2.73
Chairman of the Board of Directors and Chief Executive Officer

Douglas A. Virtue (4)	839,317	5.34
Director and President

Kathy Virtue Young	698,954	4.45
Director

Alexander L. Cappello	11,877	(5)
Director

Robert Lind	64,510	(5)
Director

Craig L. Levra	53,560	(5)
Director

Donald Rudkin	33,089	(5)
Director

Agnieszka Winkler	22,988	(5)
Director

Robert E. Dose	105,964	(5)
Vice President Finance, Secretary, Treasurer

All executive officers and directors as a group (26 persons)	2,962,617	18.67
____________________________
(*) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the knowledge of the Company, the persons named in this table have sole voting and investment power with respect to all shares beneficially owned by them. For purposes of this table, a person is deemed to be the “beneficial owner” of any security if the person has the right to acquire beneficial ownership of such security within 60 days of May 1, 2020 including but not limited to, any right to acquire through the exercise of any option, warrant or right or through the conversion of a security. Amounts for Messrs. Robert Virtue,

Douglas Virtue, Robert Dose, and all executive officers and directors as a group, include 8,000, 8,000, 8,000 and 156,800 shares issuable upon exercise of options or as restricted stock grants, respectively, and 17,182, 53,882, 9,134 and 219,274 shares held under the Company’s 401(k) Plan as of May 1, 2020 respectively.
(1) Reflects information as of March 13, 2020 received by the Company from the beneficial owner. The business address of the beneficial owner is P.O. Box 2325, Rancho Santa Fe, CA 92067.
(2) Reflects information as of December 31, 2019, as reported in a Schedule 13G filing on February 14, 2020 by Minerva Advisors LLC (“Minerva LLC”), Minerva Group, LP (“Minerva Group”), Minerva GP, LP (“Minerva GP”), Minerva GP, Inc. (“Minerva Inc.”) and David P. Cohen. The address for each of the reporting persons is 50 Monument Road, Suite 201, Bala Cynwyd, PA 19004. Minerva LLC has sole power to vote and sole power to dispose of 641,889 shares, and shared power to vote and to dispose of 306,173 shares; each of Minerva Group, Minerva GP, and Minerva Inc. has sole power to vote and sole power to dispose of 641,889 shares and shared power to vote and dispose of 0 shares, and Mr. Cohen has sole power to vote and dispose of 648,063 shares, and shared power to vote and dispose of 306,173 shares.
(3) Excludes 1,928,590 shares owned beneficially by Mr. Robert Virtue’s adult children, including Mr. Douglas Virtue and Ms. Kathy Virtue Young, as to which Mr. Robert Virtue disclaims beneficial ownership.
(4) Douglas A. Virtue is Robert A. Virtue’s son. Kathy Virtue Young is Robert A. Virtue’s daughter. The total number of shares beneficially owned by Mr. Robert A. Virtue, his brother Richard J. Virtue, his sister, Nancy Virtue-Cutshall and their children (including Mr. Douglas A. Virtue and Ms. Kathy Virtue Young), aggregate 5,243,202 shares or 33.4% of the total shares of common stock outstanding. Robert A. Virtue, Richard J. Virtue, Nancy Virtue-Cutshall and certain of their respective spouses and children (including Douglas A. Virtue and Kathy Virtue Young) (collectively, the “Virtue Stockholders”) and the Company have entered into an agreement with respect to certain shares of the Company’s common stock received by the Virtue Stockholders as gifts from the founder, Julian A. Virtue, including shares received in subsequent stock dividends in respect of such shares. Under the agreement, each Virtue Stockholder who proposes to sell any of such shares is required to provide the remaining Virtue Stockholders notice of the terms of such proposed sale. Each of the remaining Virtue Stockholders is entitled to purchase any or all of such shares on the terms set forth in the notice. The Company may purchase any shares not purchased by such remaining Virtue Stockholders on such terms. The agreement also provides for a similar right of first refusal in the event of the death or bankruptcy of a Virtue Stockholder, except that the purchase price for the shares is to be based upon the then prevailing sales price of the Company’s common stock on the NASDAQ Stock Market.
(5) Less than 1%.

EXECUTIVE COMPENSATION
Objectives and Structure of the Executive Compensation Program
The objectives of the Company’s executive compensation program are to: 1) attract, motivate and retain highly qualified executives; 2) link total compensation to stockholder returns; 3) reflect individual contributions to the performance of the Company; 4) achieve appropriate balance between long-term value creation and short-term performance by including equity as part of total compensation; and 5) maintain internal fairness and morale.
In keeping with the entrepreneurial spirit of Virco founder Julian Virtue (1908-1991), Virco’s executive compensation package is designed to be simple, frugal, inclusive of all salaried employees and contain substantial components, which are tied directly to shareholder returns.
All salaried Virco employees, including Named Executive Officers (NEOs) and top-, mid-, and entry-level managers, are participants in the Company’s Entrepreneurial Salaried Bonus Plan (ESBP). There is no separate compensation plan exclusively for executives. The ESBP was used in establishing bonuses during the fiscal year ended January 31, 2020, as reflected in the Summary Compensation Table below.
The ESBP contains three basic elements:
1) Each salaried employee’s annual Base Salary;
2) An annual Bonus Incentive denoted as a percentage of the base salary, and;
3) For the top 28 Officers and Internal ‘Directors’ (collectively the Company’s top managers), an award of Restricted Stock Units (RSUs) reflecting the respective manager’s duties and responsibilities.
Each year, the Company’s Board of Directors evaluates the prior year’s performance and prospects for the coming year. The Compensation Committee, which consists entirely of Independent Directors, then establishes a minimum operating profit threshold. For fiscal 2020, the target was $3,000,000. Until this target operating profit is met, no participants in the ESBP are eligible for any bonus. The Compensation Committee then recommends the ESBP targets to the full Board for approval as a component of the Company’s Annual Operating and Bonus Plan.
Once the minimum operating profit threshold is achieved, one-third of any additional earnings above and beyond the minimum target are available for distribution to the Salaried Employees. In addition, bonus payouts to NEO’s are capped at 50% of their base salary.

The Compensation Committee believes that the ESBP has several important entrepreneurial benefits:
1) It ensures that NEO’s and managers will only receive a cash bonus if the Company is profitable.
2) It provides a simple ratio of distribution that rewards shareholders on a 2:1 ratio compared to management, once the shareholder minimum profit target has been achieved;
3) It links all salaried managers into a single incentive plan, appropriate for a vertically-integrated business model in which all managers and all operating units must cooperate to achieve success.
As of 2020, the Company had 140 salaried employees participating in this plan. This included all salaried members of operations, distribution, administration and selected sales and marketing. The majority of salaried sales employees have a separate incentive plan tied directly to the sales volume generated in their own territory, and do not participate in the Entrepreneurial Salaried Bonus Plan.
In 2020, Named Executive Officers received in the aggregate:
1) $889,950 in base salary;
2) $128,000 in ESBP cash payments; and
3) Vested in 24,000 RSUs.
The ESBP reaches deep into the Company’s ranks. Its structure has the effect of rewarding salaried personnel as the Company’s performance improves, and is designed to engage all participants in the risks and rewards of entrepreneurship.
Because of the entrepreneurial nature of this compensation plan and the difficult business conditions of the past decade, no salaried employees received a bonus during the years 2010-2015 or in 2019. During this time, salaried employees received no raises or Cost-of-Living adjustments, other than for promotions, and several executives took voluntary salary decreases.

Management and the Board believe the simple, transparent compensation program of the ESBP rewards shareholders while also incentivizing the teamwork essential in a vertically-integrated manufacturing, sales and service business. The program structure has remained essentially unchanged since the early 1990s. Because employees and shareholders were “all in it together,” Management further believes the inclusive nature of this plan contributed to the Company’s morale while navigating the challenges of recent years.
Summary Compensation Table for Fiscal Years Ended January 31, 2020 and 2019
The table below sets forth the compensation awarded to, earned by or paid to, each of the Named Executive Officers for the fiscal year ended January 31, 2020 and 2019. The Company has no employment agreements with any of its executives. While employed, executives are entitled to base salary, participation in the executive compensation programs identified in the tables below and other benefits common to all employees.
The amounts shown in this column are based on the same assumptions used in the preparation of the Company’s 2020 financial statements, which are described in the MD&A and Footnote #4 to the Company’s Form 10-K for the year ended January 31, 2020. The Pension Plans that Named Executive Officers participate in were frozen in 2003. The Named Executive Officers did not accrue any additional benefits under the plans during 2020 or 2019.

Name and		Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	Change in Pension	All Other Compensation	Total
Position	Year	($)	($)	($)(1)	($)	($)(2)	($)(3)	($)

Robert A. Virtue	2020	318,720	—	84,000	45,699	—	15,000	463,419
Chairman & CEO	2019	317,700	—	—	—	—	12,750	330,450

Douglas A. Virtue	2020	291,078	—	84,000	41,891	—	9,931	426,900
President	2019	291,265	—	—	—	—	7,384	298,649

Robert E. Dose	2020	281,592	—	84,000	40,368	—	15,000	420,960
Vice President Finance	2019	280,691	—	—	—	—	12,750	293,441

(1) The amounts shown in this column are the aggregate grant date fair value of stock awards granted during the applicable fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB 718”). The assumptions used to calculate these figures are described in Note 5 of the Company’s Form 10-K for the applicable fiscal year.

(2) The aggregate change in the actuarial present value of the executive’s accumulated benefits under the Employee Plan and VIP Plan was negative during the years presented.

(3) The amounts in this column include automobile allowances and the value of personal use of a Company provided vehicle.

Outstanding Equity Awards at Fiscal Year-End 2020

The following table sets forth outstanding equity awards held by the Named Executive Officers as of January 31, 2020:

		Stock Awards
Name and Title	Year of Award	Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)(2)

Robert A. Virtue	2020	20,000	82,600
Chairman and CEO	2018	12,000	49,560

Douglas A. Virtue	2020	20,000	82,600
President	2018	12,000	49,560

Robert E. Dose	2020	20,000	82,600
Vice President Finance	2018	12,000	49,560

(1) All RSUs vest at 20% per year for five years from the grant date. For the 20,000 RSUs remaining from the June 21, 2019 RSU award there are five remaining vesting date: June 21, 2020, June 21, 2021, June 21, 2022, June 21, 2023, and June 21, 2024. For the 12,000 RSUs remaining from the June 20, 2017 RSU award there are three remaining vesting dates: June 20, 2020, June 20, 2021, and June 20, 2022.

(2) All year-end dollar values were computed based on the fiscal year-end closing price of $4.14 per share of common stock less the $0.01 par value of the share of Common Stock that is paid by the Named Executive Officer.

Retirement Benefits
The Company maintains two defined benefit pension plans in which the Named Executive Officers participate, the Virco Employees Retirement Plan (“Employee Plan”) and the Virco Important Performers Retirement Plan (“VIP Plan”). The Company and its subsidiaries cover all employees under the Employee Plan, which is a qualified noncontributory defined benefit retirement plan. Benefits under the Employee Plan are based on years of service and career average earnings. The Company also provides a supplementary retirement plan for certain key employees, the VIP Plan. The VIP Plan provides a benefit up to 50% of average compensation for the last five years in the VIP Plan, offset by benefits earned under the Employee Plan. Effective December 31, 2003, the Company froze all future benefit accruals under the plans. All NEO’s are fully vested under both Plans.

Potential Payments upon Termination or Change-in-Control
The Company does not have employment agreements with any of the Named Executive Officers. Retirement, death, disability and change-in-control events do not trigger the payment of compensation to the Named Executive Officers that is not available to all salaried employees (including the amounts included in the “Retirement Benefits” discussion above). Named Executive Officers do not have a contractual right to receive severance benefits.
Pursuant to the Company’s 2011 Stock Incentive Plan, the vesting of outstanding stock awards will be accelerated upon a change-in-control. The Company’s 2019 Omnibus Equity Incentive Plan provides that awards under such Plan may be subject to acceleration upon a “Change of Control” (as defined in the Plan).
Executive Officers of the Registrant
As of April 1, 2020, the executive officers of the Company, who are elected by and serve at the discretion of the Company’s Board of Directors, were as follows:

Name	Office	Age at January 31, 2020	Held Office Since

Robert A. Virtue (1)	Chairman of the Board and Chief Executive Officer	87	1990

Douglas A. Virtue (2)	President	61	2014

J. Scott Bell (3)	Senior Vice President - Chief Operating Officer	63	2004

Robert E. Dose (4)	Senior Vice President - Chief Financial Officer, Secretary and Treasurer	63	1995

Patricia Quinones (5)	Senior Vice President - Chief Administrative Officer	56	2004

Bassey Yau (6)	Vice President - Corporate Controller, Assistant Secretary and Assistant Treasurer	61	2004

(1)	Appointed Chairman in 1990; has been employed by the Company for 63 years and served as the President from 1982 until 2014 and Chief Executive Officer since 1988.
(2)
Appointed President in 2014; has been employed by the Company for 34 years and has served in Production Control, as Contract Administrator, as Manager of Marketing Services, as General Manager of the Torrance Division, as Corporate Executive Vice President and currently as President.

(3)
Appointed in 2004; has been employed by the Company for 31 years and has served in a variety of manufacturing, safety, and environmental positions, Vice President - General Manager, Conway Division, and currently as Chief Operating Officer.

(4)	Appointed in 1995; has been employed by the Company for 29 years and has served as the Corporate Controller, and currently as Senior Vice President of Finance, Secretary and Treasurer.
(5)
Appointed in 2004; has been employed by the Company for 28 years in a variety customer and marketing service positions, Vice President of Logistics, Marketing Services and Information Technology and currently as Chief Administrative Officer.

(6)
Appointed in 2004; has been employed by the Company for 23 years and has served as Corporate Controller, and currently as Vice President Accounting, Corporate Controller, Assistant Secretary and Assistant Treasurer.

DIRECTOR COMPENSATION
Directors who are also officers of the Company receive no additional compensation for their services as directors. Directors receive an annual retainer of $150,000 composed of (i) $100,000 in the form of monthly cash payments and (ii) $50,000 in the form of restricted stock granted each year on the date of the Annual Meeting of Stockholders. The Directors are reimbursed for travel and related expenses incurred to attend meetings.
The Company’s guidelines with regard to common stock ownership by directors are for each director to own common stock with a market value of three times or more the annual cash retainer.
The following table sets forth the compensation paid to each independent director who served during our fiscal year ended January 31, 2020:

	Fees Earned
	or Paid	Stock	All Other
	in Cash	Awards	Compensation	Total
Name and Position	($)(1)	($)(2)	($)	($)
Alexander Cappello	100,000	50,000	—	150,000

Robert Lind	100,000	50,000	—	150,000

Donald Rudkin	100,000	50,000	—	150,000

Craig Levra	100,000	50,000	—	150,000

Agnieszka Winkler	100,000	50,000	—	150,000
(1) Cash Fees include the cash portion of the annual retainer of plus fees for serving as a lead director, committee chair, or committee member.
(2) A grant of 11,111 shares of restricted stock with a grant date fair value of $50,000 was awarded on the day of the 2018 Annual Meeting of Stockholders.

  Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans - excluding securities reflected in column (#)

Equity compensation plans approved by security holders	—	—	804,892 (1)

(1) Represents the number of shares available for issuance as of January 31, 2020, under the Company’s 2011 Stock Incentive Plan and 2019 Omnibus Equity Stock Incentive Plan

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Jerald Farrell, who is the brother of Patricia Quinones, our Senior Vice President and Chief Administrative Officer has been employed by the Company in various positions since March 24, 1997, and most recently as Vice President of Technical Operations and Information Technology. During fiscal 2019 and 2020, the total compensation (which includes base salary, the value of stock-based awards and personal use of a Company car) paid by the Company to Mr. Farrell was approximately $176,019 and $174,075, respectively. Annie Rudkin, who is the daughter of Donald Rudkin, was employed by the Company from October 14, 2014 through June 21, 2019, most recently as Director of Warehouse Operations. During fiscal 2019 and 2020, the total compensation paid to Ms. Rudkin was approximately $144,339 and $56,247, respectively. Kathy Virtue Young, a member of the Board of Directors of the Company and the daughter of Robert A. Virtue and sister of Douglas A. Virtue, has been employed by the Company in various sales positions since October 27, 1986, most recently as a Vice President of Sales. During fiscal 2019 and 2020, the total compensation (which includes base salary, incentive sales programs, and personal use of a Company car) paid by the Company to Ms. Young was approximately $201,822 and $217,354, respectively.
In keeping with the Company’s policy on Related-Party Transactions, the Board and the Audit Committee have reviewed and ratified the terms and circumstances of the transactions at the time such transactions were initiated.

REPORT OF THE AUDIT COMMITTEE
The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.virco.com in the Investor Relations section of the “Discover Virco” webpage. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.
In this context, the Audit Committee has reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, with management and the independent registered public accounting firm, including their judgment of the quality and appropriateness of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board standards, SEC rules, and other applicable standards. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditors’ independence. The Audit Committee also reviewed and discussed with management its report on internal control over financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2020, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Donald Rudkin, Chair
Robert R. Lind
Craig L. Levra
Alexander Cappello
Agnieszka Winkler

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of

1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP audited the Company’s financial statements for the fiscal year ended January 31, 2020. The Audit Committee is directly responsible for the engagement of the Company’s independent registered public accounting firm. In making its determination, the Audit Committee reviewed both the audit scope and estimated audit fees of Deloitte & Touche LLP for the coming year, among other things.
The Audit Committee has adopted policies and procedures for pre-approving all audit services, audit-related services, tax services and non-audit services performed by the Company’s independent registered public accounting firm. With respect to Deloitte & Touche LLP, the Audit Committee previously pre-approved the use of Deloitte & Touche LLP for detailed, specific types of services within the following categories: annual audits, quarterly reviews and statutory audits, regulatory implementation and compliance and risk assessment guidance. In each case, the Audit Committee has also set specific annual ranges or limits on the amount of each category of services which the Company would obtain from Deloitte & Touche LLP, which limits and amounts are established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts would require specific pre-approval by the Audit Committee. The Audit Committee monitors the performance of all services provided by the independent registered public accounting firm to determine whether such services are in compliance with the Company’s pre-approval policies and procedures.
Fees Paid to Deloitte & Touche LLP
The following table shows the fees that the Company paid or accrued for the audit and other services provided by Deloitte & Touche LLP for the fiscal years ended January 31, 2020 and 2019. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	2020 ($)	2019 ($)
Audit Fees	481,553	562,343
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	1,895	—
Total	483,448	562,343
Audit Fees. Audit fees are the aggregate fees for services of the Company’s independent registered public accounting firm for audits of the Company’s annual financial statements, and review of the Company’s quarterly financial statements included in the Company’s Forms 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees. Audit-related fees are those fees for services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and not included as audit fees.
Tax Fees. Tax fees are those fees for services provided by the independent registered public accounting firm, primarily in connection with the Company’s tax compliance activities, including technical tax advice related to the preparation of tax returns.

There were no tax services provided by the Company’s independent registered public accounting firms in the fiscal years ended January 31, 2020 or 2019.

OTHER MATTERS
Delinquent Section 16 (a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than 10% of any equity security of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based solely on a review of the copies of the forms that the Company received, and other information available to it, to the best of the Company’s knowledge all such reports were timely filed.

2021 Stockholder Proposals
If a stockholder wishes to submit a proposal for consideration at the 2021 Annual Meeting and wants that proposal to appear in the Company’s proxy statement and form of proxy for that meeting, the proposal must be submitted in writing to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, no later than January 18, 2021, and must comply with all other applicable SEC requirements. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement and form of proxy.
The Company’s bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board of Directors and proposals for other business that are not submitted for inclusion in the Proxy Statement and form of proxy but that a stockholder instead wishes to present directly at an Annual Meeting of Stockholders. If a stockholder wishes to submit a nominee or other business for consideration at the 2021 Annual Meeting of Stockholders without including that nominee or proposal in the Company’s Proxy Statement and form of proxy, the Company’s bylaws require, among other things, that the stockholder submission contain certain information concerning the nominee or other business, as the case may be, and other information specified in the Company’s bylaws, and that the stockholder provide the Company with written notice of such nominee or business no later than February 16, 2021, provided that, if the 2021 Annual Meeting of Stockholders is advanced or delayed more than 40 days from the anniversary date of the previous year’s annual meeting, such nominee or proposal of other business must be submitted no later than the close of business on the later of the 120th day prior to the 2021 Annual Meeting of Stockholders or the 10th day following the first public announcement of the date of such meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement specifying the size of increase before February 16, 2021, then a stockholder notice will be considered timely only with respect to nominees for new positions created by such increase if submitted not later than the close of business on the 10th day following the first public announcement of such increase. A stockholder notice should be sent to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose. Proposals or nominations not meeting the advance notice requirements in the Company’s bylaws will not be entertained at the 2021 Annual Meeting of Stockholders. A copy of the full text of the relevant bylaw provisions may be obtained from the Company’s filing with the SEC or by writing our Corporate Secretary at the address identified above.
Additional Matters Considered at the 2020 Annual Meeting
The Board of Directors does not know of any matters to be presented at the 2020 Annual Meeting other than as stated herein. If other matters do properly come before the 2020 Annual Meeting, the persons named on the accompanying proxy card will vote the proxies in accordance with their judgment in such matters.
Householding
The Company will deliver only one Proxy Statement and accompanying Annual Report to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will undertake to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and accompanying Annual Report to a stockholder at a shared address to which a single copy of such documents is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Proxy Statement and/or Annual Report by contacting the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501 or at (310) 533-0474. Similarly, stockholders sharing an address who are receiving multiple copies of the Proxy Statement and accompanying Annual Report may request delivery of a single copy of the Proxy Statement and/or Annual Report by contacting the Company at the address set forth above or at (310) 533-0474.

Availability of Annual Report
The Annual Report to Stockholders of the Company for the fiscal year ended January 31, 2020, is being mailed to stockholders concurrently herewith and is also available online at www.virco.com. The Company will also provide without charge a copy of its Annual Report on Form 10-K, including financial statements and related schedules, filed with the Securities and Exchange Commission, upon written or oral request from any person who was a holder of record, or who represents in good faith that he/she was a beneficial owner of common stock of the Company on May 1, 2020. Any such request shall be addressed to the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary or by calling (310) 533-0474.

By Order of the Board of Directors

/s/ ROBERT E. DOSE
Robert E. Dose
Secretary
Torrance, California
May 18, 2020

VIRCO MFG. CORPORATION

VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in proposal 1 and FOR proposals 2 and 3.

01 - Craig L. Levra   02 - Robert R. Lind

☐ Mark here to vote FOR all nominees   ☐ Mark here to WITHHOLD vote from all nominees   ☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	For	Against	Abstain
2. Advisory vote to approve the Company's executive compensation as disclosed in the Proxy Statement.	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2021.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X   4 6 3 6 5 1

039PSC